UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2006

                               Rand Logistics Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-50908                 20-1195343
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

                          Rand Acquisition Corporation
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

      Item 5.03 of Rand Logistics, Inc.'s ("Rand") Current Report on Form 8-K, filed March 9, 2006, is hereby amended and restated in its entirety to read as follows:

      On March 3, 2006, Rand's board of directors determined to change Rand's fiscal year to March 31 in order to coincide with the fiscal year of Lower Lakes, Lower Lakes Transportation and Grand River. The transition period relating to the change in fiscal year to March 31 will be filed on Form 10-KSB.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RAND LOGISTICS, INC.


Date: May 3, 2006                               By: /s/ Laurence S. Levy
                                                    ----------------------------
                                                Name: Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer